THIRD AMENDMENT TO
                            AGREEMENT OF PARTNERSHIP
                       GEODYNE PRODUCTION PARTNERSHIP II-C



      This Third Amendment to Agreement of Partnership of Geodyne Production Partnership II-C (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Energy Income Limited Partnership II-C ("Geodyne II-C"), as General Partner.

      WHEREAS, on January 13, 1988, Geodyne Production Company ("Production"), as Managing Partner, and Geodyne II-C, as General Partner, executed and entered into that certain Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership II-C (the "Agreement"); and

      WHEREAS, on February 26, 1993, Production and Geodyne II-C executed and entered into that certain First Amendment to Agreement, whereby it changed (i) the name of the Partnership from "PW/Geodyne Production Partnership II-C" to "Geodyne Production Partnership II-C", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS,   Production   merged  with  and  into   Resources,   its  parent
corporation, effective June 30, 1996; and

      WHEREAS, on July 1, 1996, Production, Resources and Geodyne II-C executed and entered into that certain Second Amendment to Agreement, whereby all references to Production as Managing Partner were amended to reflect, instead, Resources as Managing Partner; and

      WHEREAS, Section 10.1 of the Agreement provides that the managing partner of the partnership (the "Managing Partner") may, without prior notice or consent of any other Partner (as defined in the Agreement), amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Agreement); and

      WHEREAS, Section 2.3 of the Agreement provides that the Partnership shall continue in full force and effect until December 31, 2001, provided that the Managing Partner may extend the term of the Partnership for up to five periods of two years each or until dissolution prior thereto pursuant to the provisions of the Agreement; and

      WHEREAS, Resources has elected to extend the life of the Partnership an additional two years.



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      NOW,  THEREFORE,  be it resolved  that  Section 2.3 is hereby  amended and rested as follows:

            The Production Partnership shall continue in force and effect until December 31, 2003, provided that the Managing Partner may extend such term for up to four periods of two years each, or until dissolution prior thereto pursuant to the provisions thereof.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 14th day of November, 2001.

                                       Geodyne Resources, Inc.
                                       as Managing Partner

                                       By: /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Energy Income Limited
                                       Partnership II-C
                                       as General Partner

                                       By Geodyne Resources, Inc.
                                          General Partner

                                       By: /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President



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